NUMBER                                                                    SHARES

  1

                              Delaware Corporation

                            Cactus New Media I, Inc.

   100,000,000 Shares of Common Stock Authorized o Par value $.0001 per share 10,000,000 Shares of Preferred Stock Authorized o Par value $.0001 per share

This Certifies that ____________________________________________________ is that registered holder of Voting Common Stock Shares transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this_________________________ day of _________ A.D. 19___


---------------------------                         ----------------------------
President                                           Secretary

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common              UNIF GIFT MIN ACT - .  . . Custodian . . . . .
TEN ENT - as tenants by the entireties                    (Cust)            (Minor)
JT TEN  - as joint tenants with right of             under Uniform Gifts to Minors
          survivorship and not as tenants            Act . . . . . . . . . . . . .
          in common                                            (State)

         Additional abbreviations may also be used though not in the above list.

         For value received, ___________________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE


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Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint
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Attorney to transfer the said shares on the books of the within-named
Corporation with full power of substitution in the premises.

Dated,
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                                                       -------------------------
         In presence of

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.